VOYA PRIME RATE TRUST

Voya Prime Rate Trust

(the “Trust”)

Supplement dated March 27, 2020

to the Trust’s 5,000,000 Common Shares Prospectus and 25,000,000 Common Shares Prospectus,

each dated June 28, 2019

(each a “Prospectus” and collectively the “Prospectuses”)

Effective March 27, 2020, the Trust’s Prospectuses are hereby revised as follows:

1.	The last sentence in the sub-section entitled “Description of the Trust – The Trust” is hereby deleted in its entirety and replaced with the following:

As of March 25, 2020, the Trust’s net asset value (“NAV”) per Common Shares was $3.93.

2.	The paragraph following the table in the section entitled “Trading and NAV Information” is hereby deleted in its entirety and replaced with the following:

On March 25, 2020 the last reported sale price of a Common Share of the Trust’s Common Shares on the NYSE was $3.53. The Trust’s NAV on March 25, 2020 was $3.93. See “How Shares Are Priced.” This represented a (10.18)% discount from the NAV $3.93 as of that date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE